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                                                                 Exhibit 10.34

                            MASTER SECURITY AGREEMENT
                dated as of April 16, 2004 ("AGREEMENT")

     THIS AGREEMENT is between GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, if any, "SECURED PARTY") and ACUSPHERE, INC. ("DEBTOR"). Secured Party has an office at 401 Merritt 7 Suite 23, Norwalk, CT 06851-1177. Debtor is a corporation organized and existing under the laws of the state of Delaware ("the State"). Debtor's mailing address and chief place of business is 500 Arsenal Street, Watertown, MA 02472.

1.   CREATION OF SECURITY INTEREST.

     Debtor grants to Secured Party a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("COLLATERAL SCHEDULE"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "COLLATERAL"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "INDEBTEDNESS").

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

     (a) Debtor's exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "DEBT DOCUMENTS");

     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

     (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

     (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, provided that those financial statements that are unaudited are subject to normal year-end adjustments, which adjustments Debtor does not

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expect to be material, and do not contain all footnotes required under generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes or other governmental charges not yet due or for taxes or other governmental charges being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, the imminent risk of the sale, forfeiture or loss of any material portion of the Collateral, and
(iii) inchoate materialmen's, mechanic's, repairmen's and similar liens and liens to secure payment of workers' compensation, employment insurance, or other social security obligations of Debtor in the ordinary course of business arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "PERMITTED LIENS"); and

     (l) Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) if required, ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

3.   COLLATERAL.

     (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and
(ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

     (b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

     (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party. Notwithstanding the foregoing, Debtor may place Collateral with a third party contract manufacturer provided that all parties enter into a mutually acceptable Tri-Party Agreement.

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4.   INSURANCE.

     (a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

     (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor's attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation, organization or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any material portion of the Collateral, (v) any material portion of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any material portion of the Collateral.

     (b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor's president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor's Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, audited by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles ("GAAP") provided that those financial statements that are unaudited are subject to normal year-end adjustments, which adjustments Debtor does not expect to be material, and do not contain all footnotes required under generally accepted accounting principles, and, if Debtor is a publicly held company, are to be in compliance with SEC requirements.

6.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time reasonably requested by, and in form and substance satisfactory to, Secured Party.

     (b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

     (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all third party claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in

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connection with any of the Collateral provided that such claim, action or suit does not arise out of Secured Party's bad faith, willful misconduct, gross negligence or breach of the Agreement.

7.   DEFAULT AND REMEDIES.

     (a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

         (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure the breach within ten (10) days;

         (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

         (iii)   Debtor breaches any of its insurance obligations under
Section 4;

         (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

         (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made;

         (vi) Any material portion of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any material portion of the Collateral, which in the good faith judgment of Secured Party subjects any material portion of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

         (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

         (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

         (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

         (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

         (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within sixty (60) days;

         (xii) Debtor's improper and unauthorized filing of an amendment or termination statement relating to a filed financing statement describing the Collateral;

         (xiii) There is a material adverse change in the Debtor's financial condition as determined solely by Secured Party. Secured Party understands that Debtor anticipates reporting continued losses and this alone shall not be construed as a material adverse change. In addition, Secured Party understands that Debtor anticipates the need to incur additional indebtedness. Such additional indebtedness shall not be construed as a material adverse change in and of itself so long as such debt is on commercially reasonable terms.

         (xiv) Any Guarantor revokes or attempts to revoke its guaranty of any of the Indebtedness or fails to observe or perform any covenant, condition or agreement to be performed under any guaranty or other related document to which it is a party;

         (xv)    Debtor is in default under any other material obligation for
(A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement; or

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         (xvi) At any time during the term of this Agreement Debtor sells more than 50% of its interest in the company to another corporation or business or all or substantially all of its assets without Secured Party's prior written consent, which such consent shall not be unreasonably withheld.

     (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     (c) During default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right during Debtor's default to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, peaceably enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least ten (10) days prior to such action.

     (d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (e) Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

     (f) Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.   MISCELLANEOUS.

     (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Until Debtor receives written notice of such assignment, Debtor may pay all amounts payable under the Debt Documents to the Secured Party, who shall be solely responsible for forwarding such payments to the assignee. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

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     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail or overnight carrier, and
(iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

     (c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the written agreement of the parties.

     (d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

     (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

     (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

     (g) Debtor authorizes Secured Party to use its name, logo and/or trademark without notice to or consent by Debtor, in connection with certain promotional materials that Secured Party may disseminate to the public. The promotional materials may include, but are not limited to, brochures, video tape, internet website, press releases, advertising in newspaper and/or other periodicals, lucites, and any other materials relating the fact that Secured Party has a financing relationship with Debtor and such materials may be developed, disseminated and used without Debtor's review. Nothing herein obligates Secured Party to use Debtor's name, logo and/or trademark, in any promotional materials of Secured Party.

     (h) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

          IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

  SECURED PARTY:                                   DEBTOR:

  GENERAL ELECTRIC CAPITAL CORPORATION             ACUSPHERE, INC.

  By: /s/ John Edel                         By: Sherri C. Oberg
     ----------------------------------        ---------------------------------

  Name: John Edel                           Name: Sherri C. Oberg
       --------------------------------          -------------------------------

  Title: SVP                                Title: President and CEO
        -------------------------------           ------------------------------

                          EQUIPMENT CONCENTRATION RIDER

ACUSPHERE, INC. ("Customer"), on or before February 28, 2005 shall cause the composition and mix of Equipment financed after April 16, 2004 under the Master Security Agreement dated as of April 16, 2004 between Customer and General Electric Capital Corporation to conform to and meet the following concentration requirements (hereinafter "Concentration Requirements") for each class of Equipment (hereinafter "Equipment Class") as identified and set forth below. Customer herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement from and after such above referenced date and continuing thereafter to the end of the term:

     EQUIPMENT CLASS                            CONCENTRATION REQUIREMENT
     ---------------                            -------------------------
     New Lab, Lab Support, Scientific
      and Manufacturing Equipment               Minimum of 70%

     New Computer Hardware, Software,
      Tenant Improvements and General
      Office Equipment                          Maximum of 30%

Accepted and Agreed:

ACUSPHERE, INC.

By: /s/ Sherri C. Oberg
        -------------------------------

Title: President and CEO
       -------------------------------

Date:
        -------------------------------

                  COLLATERAL SCHEDULE NO. ____________________

THIS COLLATERAL SCHEDULE NO. ____________________ is annexed to and made a part of that certain Master Security Agreement dated as of __________________________ between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Acusphere, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated ____________________ in the original principal amount of $____________________.

QUANTITY     MANUFACTURER       SERIAL NUMBER       YEAR/MODEL AND TYPE OF EQUIPMENT
--------     ------------       -------------       --------------------------------

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

 SECURED PARTY:                          DEBTOR:

 GENERAL ELECTRIC CAPITAL CORPORATION    ACUSPHERE, INC.

 By:                                      By:
    ---------------------------------        -----------------------------------

 Name:                                    Name:
      -------------------------------          ---------------------------------

 Title:                                   Title:
       ------------------------------           --------------------------------

 Date:                                    Date:
      -------------------------------          ---------------------------------